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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2005
                                                         ------------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16383                95-4352386
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

           717 Texas Avenue
              Suite 3100
            Houston, Texas                                    77002
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Conditions

         The information included in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On March 10, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the fourth quarter ended December 31, 2004. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

   Exhibit
   Number                                         Description
   ------                                         -----------
    99.1         Press Release, dated March 10, 2005 (filed herewith).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 10, 2005                  CHENIERE ENERGY, INC.



                                         By:    /s/ Craig K. Townsend
                                                ---------------------
                                         Name:  Craig K. Townsend
                                         Title: Vice President and
                                                Chief Accounting Officer

EXHIBIT INDEX

Exhibit
-------
Number     Description
------     -----------
99.1       Press Release, dated March 10, 2005 (filed herewith).